Supplement Dated October 11, 2010
To The Summary Prospectus Dated May 1, 2010

Supplement Dated October 11, 2010
To The Prospectus Dated May 1, 2010

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Please note that the changes in the supplement dated October 10, 2010 are effective on October 11, 2010 and the date October 10, 2010 in the supplement should be changed to October 11, 2010.

This Supplement is dated October 11, 2010.

(To be used with VC3656 05/10, VC5526 05/10, FVC4224FT 05/10, VC3723 05/10, VC3657 05/10, VC3652 05/10, VC5825 05/10, VC5884 05/10, VC5885 05/10, VC6016 05/10, NV6016 05/10, NV3174CE 05/10, NV5526 05/10, NV3784 05/10, NV5825 05/10, HR105 05/10 and VC2440 05/10.)

CMX6280 10/10